UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Huntsman Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

FOR IMMEDIATE RELEASE	Media:	Investor Relations:
March 2, 2022	Gary Chapman	Ivan Marcuse
The Woodlands, TX	(281) 719-4324	(281) 719-4637
NYSE: HUN

Huntsman Files Investor Presentation Highlighting Successfully Transformed Portfolio, Enhanced Financial Profile and Refreshed Board

Huntsman’s Performance Demonstrates Strength of Strategy and Board Leadership

Urges Shareholders to Vote “FOR ALL” of Huntsman’s Highly Qualified Director Nominees on the WHITE Proxy Card

THE WOODLANDS, TX – Huntsman Corporation (NYSE: HUN) today announced that it has filed an investor presentation with the U.S. Securities and Exchange Commission in connection with its 2022 Annual Meeting of Stockholders (“Annual Meeting”). The presentation is available at https://voteforhuntsman.com/ or on the investor relations section of the Company’s website.

Highlights of the presentation include:

•	Huntsman has successfully executed a transformational strategy that is delivering superior performance, exceeding expectations and producing a higher margin, differentiated and sustainable portfolio

o	2021 was the best year in Huntsman's history with the strongest profit and margin performance it has ever achieved with its current portfolio, demonstrating that the Company's strategy and execution are working.

o	Anchored portfolio on megatrend-driven, differentiated products demand — addressing customer needs for innovation, sustainability and reduced carbon footprints — and exited volatile commodity businesses by combining large-scale divestitures, including approximately 40% of its portfolio over the last five years, with strategic bolt-on acquisitions.

o	Drove margin improvement across business lines through relentless focus on pricing, cost and prioritizing ‘value over volume’, achieving half of the Company’s $240 million cost optimization and synergy program ahead of schedule.

o	Clear path to deliver more than 300 basis points of incremental adjusted EBITDA margin within the next 36 months, meeting target of 18-20% margins by 2024.

o	Transformed balance sheet created ability to balance growth with capital return through growth investments, accretive M&A, raised dividends and share repurchases.

•	Huntsman has a refreshed and fit-for-purpose Board uniquely qualified to oversee its differentiated and downstream focus and drive further transformation

o	Huntsman completed an extensive Board refreshment plan, appointing eight new independent directors since 2018, and implemented corporate governance enhancements, including the appointment of Cynthia Egan as Non-Executive Vice Chair and Lead Independent Director and new Committee Chairs, all of whom will be women.

o	Led by independent directors with highly relevant experience at global institutions, with the right mix of expertise, experience and diversity to effectively oversee the Company’s transformation.

o	Ensured alignment and accountability through shareholder friendly and peer leading corporate governance profile, including multi-year Board refreshment plan, enhanced shareholder rights, Board-level environmental oversight through the Sustainability Committee and compensation alignment with shareholders.

o	Implemented a multi-year incentive compensation plan to align top 80 leaders with the delivery of 2021 Investor Day targets.

•	Starboard’s campaign is unnecessary, unwise and risks value destruction

o	Starboard has repeatedly endorsed Huntsman’s financial targets, capital allocation and portfolio transformation, demonstrating there is no misalignment with Huntsman’s objectives and strategic initiatives.

o	Starboard’s nominees lack critical expertise, add no incremental value, are not truly independent of Starboard and voting for them would risk losing integral expertise already represented on the Huntsman Board.

o	Starboard destroyed value at GCP Applied Technologies, the only chemicals company whose board Starboard ever controlled, including a series of failed promises and vast underperformance.

o	Huntsman repeatedly attempted to avert Starboard’s pointless proxy fight, despite Starboard’s lack of engagement.

Huntsman shareholders who need assistance in voting their shares may call toll-free Huntsman’s proxy solicitor, Innisfree M&A Incorporated, at (877) 750-0926.

Advisors:

BofA Securities and Moelis & Company LLC are serving as financial advisors to Huntsman. Kirkland & Ellis LLP is serving as legal advisor to Huntsman.

About Huntsman:

Huntsman Corporation is a publicly traded global manufacturer and marketer of differentiated and specialty chemicals with 2021 revenues of approximately $8 billion. Our chemical products number in the thousands and are sold worldwide to manufacturers serving a broad and diverse range of consumer and industrial end markets. We operate more than 70 manufacturing, R&D and operations facilities in approximately 30 countries and employ approximately 9,000 associates within our four distinct business divisions. For more information about Huntsman, please visit the company's website at www.huntsman.com.

Social Media:

Twitter: www.twitter.com/Huntsman_Corp

Facebook: www.facebook.com/huntsmancorp

LinkedIn: www.linkedin.com/company/huntsman

Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning our plans, objectives, goals, financial targets, strategies, future events, future revenue or performance, capital expenditures, plans or intentions relating to acquisitions, divestitures or strategic transactions, including the review of the Textile Effects Division, business trends and any other information that is not historical information. When used in this press release, the words "estimates," "expects," "anticipates," "likely," "projects," "outlook," "plans," "intends," "believes," "forecasts," "targets," or future or conditional verbs, such as "will," "should," "could" or "may," and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements, including, without limitation, management's examination of historical operating trends and data, are based upon our current expectations and various assumptions and beliefs. In particular, such forward-looking statements are subject to uncertainty and changes in circumstances and involve risks and uncertainties that may affect the Company's operations, markets, products, prices and other factors as discussed in the Company's filings with the Securities and Exchange Commission (the "SEC"). In addition, there can be no assurance that the review of the Textile Effects Division will result in one or more transactions or other strategic change or outcome. Significant risks and uncertainties may relate to, but are not limited to, ongoing impact of COVID-19 on our operations and financial results, volatile global economic conditions, cyclical and volatile product markets, disruptions in production at manufacturing facilities, timing of proposed transactions, reorganization or restructuring of the Company's operations, including any delay of, or other negative developments affecting the ability to implement cost reductions and manufacturing optimization improvements in the Company's businesses and to realize anticipated cost savings, and other financial, operational, economic, competitive, environmental, political, legal, regulatory and technological factors. Any forward-looking statement should be considered in light of the risks set forth under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2021, which may be supplemented by other risks and uncertainties disclosed in any subsequent reports filed or furnished by the Company from time to time. All forward-looking statements apply only as of the date made. Except as required by law, the Company undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

Contacts:

Investors

Ivan Marcuse

VP, Investor Relations

Huntsman Corporation

(281) 719-4637

Or

Scott Winter/Jonathan Salzberger

Innisfree M&A Incorporated

(212) 750-5833

Media

Gary Chapman

Huntsman Corporation

(281) 719-4324

Or

Steve Frankel / Meaghan Repko / Clayton Erwin

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449